AMERINDO FUNDS INC.

                 SUPPLEMENT DATED JUNE 6, 2005 TO THE PROSPECTUS
                                       AND
           STATEMENT OF ADDITIONAL INFORMATION DATED FEBRUARY 25, 2005

                          AS SUPPLEMENTED MAY 31, 2005



THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION.


Effective June 3, 2005, the independent directors of the Board of Directors (the "Board") of the Amerindo Funds Inc. (the "Fund") have appointed Munder Capital Management ("MCM"), 480 Pierce Street, Birmingham, Michigan 48009, as the new manager of the Fund. MCM was founded in 1985 and offers a broad selection of portfolio management services using a disciplined investment approach. As of March 31, 2005, MCM had approximately $36.7 billion in assets under management.

The Board, pursuant to their fiduciary obligations under the Investment Company Act of 1940 and related rules thereunder, determined that MCM's disciplined investment approach, sector expertise, and overall performance history were the key factors in their selection. The Fund's prior investment advisory contract, voluntary expense limitation agreement and shareholder services agreement expired on May 31, 2005. Under the terms of the Fund's new investment advisory contract, the Fund will pay an annual advisory fee, equal to 1.00% of the Fund's average daily net assets. Based upon the rules of the Securities and Exchange Commission, the duration of the new investment advisory contract cannot exceed 150 days since the termination of the agreement with the previous advisor, without approval by a majority of the outstanding voting securities of the Fund. Upon the expiration of this interim investment advisory contract, the Fund retains the right to enter into a new investment advisory contract with MCM, or another investment advisor, subject to shareholder approval, and the Board reserves the right to recommend other investment advisors or alternative actions to shareholders which it believes would be in their best interests.

MCM currently manages approximately $1 billion in technology-related investment assets through two mutual funds and other accounts that specialize in that sector. A team of professional managers employed by MCM, including Kenneth A. Smith, MCM's director of technology investing and Tom Wald, a senior portfolio manager, will make investment decisions for the Fund.

MCM provides investment advisory services to a wide range of clients, including corporations, foundations, charitable trusts, state, municipal and county government retirement plans, insurance companies, unions, individuals and mutual funds, including small-, mid- and large-cap domestic and international stocks, bonds and more specialized categories such as healthcare, REITS, power/energy and technology.


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